Equity Commitment and Share Purchase Option	12 Months Ended
Dec. 31, 2020
Equity [Abstract]
Equity Commitment and Share Purchase Option

7. Equity Commitment and Share Purchase Option

Equity Commitment

In connection with the Formation Transaction, we entered into a Stock Purchase Agreement with Pfizer and Bain Investor pursuant to which Bain Investor contributed $115.0 million in exchange for 6,900,000 shares of Old Cerevel Series A-1 Preferred Stock and 4,600,000 shares of Old Cerevel Series A Common Stock. Additionally, Bain Investor had the ability, pursuant to conditions set forth in more detail below, to purchase a combination of additional shares of Series A-1 Preferred Stock and Series A Common Stock at a price of $10.00 per share. The Stock Purchase Agreement, among other things, provided that if we had not received $350.0 million in aggregate gross cash proceeds in exchange for equity interests, which such amount includes the proceeds received in the initial financing and subsequent financings and is referred to as the Financing Threshold, by September 24, 2022, Bain Investor would have been required to purchase that amount of shares of our common stock such that the Financing Threshold would have been met;

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if any time, prior to the Financing Threshold having been met, our cash balance was equal to or less than $10.0 million, Bain Investor would have been required to purchase an amount of additional shares of our Series A-1 Preferred Stock and Series A Common Stock that allowed us to maintain a reasonable level of cash to fund our operations in accordance with the previously agreed development plan for at least six months; and

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until the time the Financing Threshold was met, Bain Investor had the right to purchase up to that amount of shares of Series A-1 Preferred Stock and Series A Common Stock at a purchase price of $10.00 per share that results in the Financing Threshold having been met.

In June 2019, pursuant to the Stock Purchase Agreement, Bain Investor contributed an additional $0.1 million in exchange for additional shares of Series A-1 Preferred Stock and shares of Series A Common Stock. In December 2019, pursuant to the Stock Purchase Agreement, Bain Investor contributed an additional $60.0 million in exchange for additional shares of Series A-1 Preferred Stock and shares of Series A Common Stock. In July 2020, pursuant to the Stock Purchase Agreement, Bain Investor contributed an additional $25.0 million in exchange for additional shares of Series A-1 Preferred Stock and shares of Series A Common Stock. As a result of these transactions, the remaining Equity Commitment as of September 30, 2020 was $149.9 million.

Upon closing of the Business Combination Transaction, the remaining Equity Commitment of $149.9 million was considered satisfied and the Equity Commitment liability was remeasured to its final fair value of zero.

Share Purchase Option

Under the terms of the Stock Purchase Agreement entered into in connection with the Formation Transaction, Bain Investor retained an option to purchase a combination of shares of Series A-1 Preferred Stock and Common Stock at $10.00 per share up to an aggregate amount of $100.0 million, exercisable any time after the Equity Commitment is fulfilled and prior to the earlier of the company completing an IPO or the company receiving aggregate cash proceeds of $450.0 million from the issuance of equity securities inclusive of any proceeds received pursuant to the Share Purchase Option. Pfizer has rights to participate in the purchase of shares of Series A-1 Preferred Stock and Series A Common Stock upon exercise of the Share Purchase Option; however, any such participation would not increase the number of shares available under the Share Purchase Option.

Upon closing of the Business Combination Transaction, the remaining Share Purchase Option liability was remeasured to its final fair value of zero.

Fair Value of Equity Commitment and Share Purchase Option

During 2020 and 2019, a hybrid methodology that combines both an income approach and a market approach was used to estimate the fair value of these financial instruments and incorporated a probability weighted expected return (PWERM) related to pre-IPO funding. As of December 31, 2019, and throughout 2020, until the Equity Commitment and Share Purchase Option were terminated upon completion of the Business Combination Transaction, these financial instruments were valued based upon a probability weighted-average of two separate models prepared following an income approach and a market approach. The fair value of the funding obligation under each model was estimated as the net present value of the anticipated future funding, reduced by the value of the additional shares of preferred and common stock that would be exchanged for future funding.

Discount rates in our valuation models represented a measure of the credit risk associated with settling the financial instruments. The expected dividend yield is assumed to be zero as we have never paid dividends and do not have current plans to pay any dividends on our common stock. Significant judgment is employed in determining the appropriateness of these assumptions as of the acquisition date and for each subsequent period.

The following table represents the key inputs used in the fair value calculation for the financial instruments:

	As of December 31,
	2020	2019
Risk free interest rate	—	1.57% - 1.59%
Expected term (in years)	—	0.36 - 1.42
Expected volatility	—	105.0% - 135.0%
Expected dividend yield	—	0.0%
Fair value of Series A-1 Preferred Stock per share	$—	$16.35
Fair value of Series A Common Stock per share	$—	$16.35